                                                                   EXHIBIT 10.17


                                FIRST AMENDMENT
                                ---------------
                                      TO
                                      --
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     This First Amendment to Loan and Security Agreement (this "Amendment") is entered into as of September 29, 1997, by and between SILICON VALLEY BANK ("Bank") and CROSSROADS SOFTWARE, INC. ("Borrower").

                                   RECITALS
                                   --------

     Borrower and Bank are parties to that certain Loan and Security Agreement dated as of December 10, 1996, as amended from time to time (the "Loan Agreement"). The parties desire to amend the Loan Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1. Certain defined terms in Section 1.1 of the Loan Agreement are hereby added or amended as follows:

          "Advance" or "Advances" means a cash advance or cash advances under the Equipment Facility, Revolving Facility or the New Equipment Facility.

          "Borrowing Base" has the meaning set forth in Section 2.1.2(a) hereof.

          "Cash Management Service" or "Cash Management Services" has the meaning set forth in Section 2.1.2.3 herein.

          "Committed New Equipment Line" means Two Million Dollars ($2,000,000).

          "Eligible Accounts" means those Accounts that arise in the ordinary, course of Borrower's business that comply with all of Borrower's representations and warranties to Bank set forth in Section 5.4; provided, that standards of
                                                 --------
eligibility may be fixed and revised from time to time by Bank in Bank's reasonable judgment and upon thirty (30) days prior written notification thereof to Borrower in accordance with the provisions hereof. Unless otherwise agreed to by Bank, Eligible Accounts shall not include the following:

               (1) Accounts that the account debtor has failed to pay within one hundred twenty (120) days of invoice date;

               (2) Accounts with respect to an account debtor, fifty percent (50%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

               (3) Accounts with respect to which the account debtor is an officer, employee, or agent of Borrower;

               (4) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

               (5) Accounts with respect to which the account debtor is an Affiliate of Borrower;

               (6) Accounts with respect to which the account debtor does not have its principal place of business in the United States, except for Eligible Foreign Accounts, and Accounts arising from products shipped to or services provided to branches or offices located in the United States of any account debtor that does not have its principal place of business in the United States;

               (7) Accounts with respect to which the account debtor is the United States or any department, agency, or instrumentality of the United States;

               (8) Accounts with respect to which Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to Borrower, but only to the extent of any amounts owing to the account debtor against amounts owed to Borrower;

               (9) Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, and (ii) as approved in writing by Bank;

               (10) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

               (11) Accounts the collection of which Bank reasonably determines to be doubtful.

          "Eligible Foreign Accounts" means Accounts with respect to which the account debtor does not have its principal place of business in the United States and that are: (1) covered by credit insurance in form and amount, and by an insurer satisfactory to Bank less the amount of any deductible(s) which may be or become owing thereon; or (2) supported by one or more letters of credit in favor of Bank as beneficiary, in an amount and of a tenor, and issued by a financial institution, acceptable to Bank; or (3) that Bank approves on a case-by-case basis.

          "Equipment Advance" or "Equipment Advances" means a cash advance or cash advances under the Equipment Facility or the New Equipment Facility.

          "Foreign Exchange Reserve" has the meaning set forth in Section
2.1.2.2 herein.

          "Letter of Credit" or "Letters of Credit" has the meaning set forth in
Section 2.1.2.1 herein.

          "New Eligible Equipment" means computer equipment, office equipment and other machines, equipment and software licenses as approved by Bank in its sole discretion (i) in which the Bank has a valid perfected first priority security interest and (ii) delivered to Borrower by the manufacturer or vendor after or upon March 31, 1997, which equipment is new and has not previously been used by any Person.

          "New Equipment Availability Date" means September 28, 1998.

          "New Equipment Facility" means the facility under which Borrower may request Bank to issue cash advances, as specified in Section 2.1.3 hereof.

          "New Equipment Facility Maturity Date" means the date immediately preceding the third anniversary of the New Equipment Availability Date.

          "Payment Date" means the twenty-ninth (29th) calendar day of each month commencing on the first such date after the Closing Date and ending on the New Equipment Facility Maturity Date.

          "Revolving Advance" or "Revolving Advances" means a cash advance or cash advances under the Revolving Facility.

          "Revolving Committed Line" means One Million Five Hundred Thousand Dollars ($1,500,000).

          "Revolving Facility" means the facility under which Borrower may request Bank to issue cash advances, as specified in Section 2.1.2 hereof.

          "Revolving Maturity Date" means the date immediately preceding the first anniversary of the date of this Agreement.

     2. Section 2.1.2 is hereby amended and replaced in its entirety as follows:

          2.1.2  Revolving Facility.
                 ------------------

                 (a)     Advances. Subject to and upon the terms and conditions
                         --------
of this Agreement, Bank agrees to make Revolving Advances to Borrower in an aggregate amount not to exceed the lesser of the Revolving Committed Line or the Borrowing Base, minus the sum of (i) the face amount of all outstanding Letters
                -----
of Credit (including drawn but unreimbursed Letters of Credit), (ii) the Foreign Exchange Reserve and (iii) amounts, outstanding for Cash Management Services. For purposes of this Agreement, "Borrowing Base" shall mean an amount equal to eighty percent (80%) of Eligible Accounts. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1.2 may be repaid and reborrowed at any time prior to the Revolving Maturity Date.

                 (b)     Procedures. Whenever Borrower desires a Revolving
                         ----------
Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. California time, on the Business Day that the Revolving Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit B hereto. Bank is
                                                  ---------
authorized to make Revolving Advances under this Agreement, based upon instructions received from a Responsible Officer, or without instructions if in Bank's discretion such Revolving Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Revolving Advances made under this Section 2.1.2 to Borrower's deposit account.

                 (c)     Interest, Payments. Interest shall accrue from the date
                         ------------------
of each Revolving Advance at the rate specified in Section 2.2(a) and shall be payable on the Payment Date during the term hereof. Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower's deposit accounts or against the Revolving Committed Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

                 (d)     Maturity. The Revolving Facility shall terminate on
                         --------
the Revolving Maturity Date, at which time all Revolving Advances under this
Section 2.1.2 shall be immediately due and payable.

               2.1.2.1   Letters of Credit.
                         -----------------

               (a) Subject to the terms and conditions of this Agreement, Bank agrees to issue or cause to be issued letters of credit (each a "Letter of Credit," collectively, the "Letters of Credit") for the account of Borrower in an aggregate outstanding face amount not to exceed (i) the lesser of the Revolving Committed Line or the Borrowing Base, minus (ii) the then outstanding
                                                -----
principal balance of the Advances under the Revolving Facility (including drawn but unreimbursed Letters of Credit), minus (iii) the Foreign Exchange Reserve,
                                     -----
minus (iv) outstanding amounts for Cash Management Services; provided that the
-----                                                        --------
aggregate face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) shall not in any case exceed Eight Hundred Fifty Thousand Dollars ($850,000). Each Letter of Credit shall have an expiry date no later than the Revolving Maturity Date. All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard application and letter of credit agreement.

               (b) The obligation of Borrower to immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit, under all circumstances whatsoever. Borrower shall indemnify, defend, protect, and hold Bank harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any Letters of Credit.

               (c) Borrower may request that Bank issue a Letter of Credit payable in a currency other titan United States Dollars. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as a Revolving Advance to Borrower of the equivalent of the amount thereof (plus cable charges) in United States currency at the then prevailing rate of exchange in San Francisco, California, for sales of that other currency for cable transfer to the country of which it is the currency.

               (d) Upon the issuance of any letter of credit payable in a currency other than United States Dollars, Bank shall create a reserve under the Revolving Committed Line for letters of credit against fluctuations in currency exchange rates, in an amount equal to ten percent (10%) of the face amount of such letter of credit. The amount of such reserve may be amended by Bank from time to time account for fluctuations in the exchange rate. The availability of funds under the Revolving Committed Line shall be reduced by the amount of such reserve for so long as such letter of credit remains outstanding.

               2.1.2.2   Foreign Exchange Contract; Foreign Exchange
                         -------------------------------------------
                         Settlements.
                         -----------

               (a) Subject to the terms of this Agreement, Borrower may enter into foreign exchange contracts (the "Exchange Contracts") not to exceed an aggregate amount of Eight Hundred Fifty Thousand Dollars ($850,000) (the "Contract Limit"), pursuant to which Bank shall sell to or purchase from Borrower foreign currency on a spot or future basis. Borrower shall not request any Exchange Contracts at any time it is out of compliance with any of the provisions of this Agreement. All Exchange Contracts must provide for delivery of settlement on or before the Revolving Maturity Date. The amount available under the Revolving Committed Line at any time shall be reduced by the following amounts (the "Foreign Exchange Reserve") on any given day (the "Determination Date"): (i) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed more than two business days after the Determination Date, ten percent (10%) of the gross amount of the Exchange Contracts; plus (ii) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed within two (2) business days after the Determination Date, one hundred percent (100%) of the gross amount of the Exchange Contracts.

               (b) Bank may, in its discretion, terminate the Exchange Contracts at any time (i) that an Event of Default occurs or (ii) that there is no sufficient availability under the Revolving Committed Line and Borrower does not have available funds in its bank account to satisfy the Foreign Exchange Reserve. If Bank terminates the Exchange Contracts, and without limitation of any applicable indemnities, Borrower agrees to reimburse Bank for any and all fees, costs and expenses relating thereto to arising in connection therewith.

               (c) Borrower shall not permit the total gross amount of all Exchange Contracts on which delivery is to be effected and settlement allowed in any two (2) business day periods to be more than Four Hundred Twenty-Five Thousand Dollars ($425,000) (the "Settlement Limit"), nor shall Borrower permit the total gross amount of all Exchange Contracts to which Borrower is a party, outstanding at any one time, to exceed the Contract Limit. Notwithstanding the above, however, the amount which may be settled in any two (2) business day period may be increased above the Settlement Limit up to, but in no event to exceed, the amount of the Contract Limit under either of the following circumstances:

                         (i) if there is sufficient availability under the Revolving Committed Line in the amount of the Foreign Exchange Reserve as of each Determination Date, provided that Bank in advance shall reserve the full amount of the Foreign Exchange Foreign Reserve against the Revolving Committed Line; or

                         (ii) if there is insufficient availability under the Revolving Committed Line, as to settlements within any two (2) business day period, provided that Bank, in its sole discretion, may: (A) verify good funds overseas prior to crediting Borrower's deposit account with Bank (in the case of Borrower's sale of foreign currency); or (B) debit Borrower's deposit account with Bank prior to delivering foreign currency overseas
     (in the case of Borrower's purchase of foreign currency).

               (d) In the case of Borrower's purchase of foreign currency, Borrower in advance shall instruct Bank upon settlement either to treat the settlement amount as an advance under the Revolving Committed Line, or to debit Borrower's account for the amount settled.

               (e) Borrower shall execute all standard form applications and agreements of Bank in connection with the Exchange Contracts and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Bank in connection with the Exchange Contracts.

               (f) Without limiting any of the other terms of this Agreement or any such standard form applications and agreement of Bank, Borrower agrees to indemnify Bank and hold it harmless, from and against any and all claims, debts, liabilities, demands, obligations, actions, costs and expenses (including, without limitation, attorneys' fees of counsel of Bank's choice), of every nature and description which it may sustain or recur, based upon, arising out of, or in any way relating to any of the Exchange Contracts or any transactions relating thereto or contemplated thereby.

               2.1.2.3   Cash Management Sublimit. Subject to the terms and
                         ------------------------
conditions of this Agreement, for cash management services provided by Bank, which services may include merchant services, PC-ACH, direct deposit of payroll, business credit card, Firstax, and other related check cashing services as defined in that certain Cash Management Services Agreement provided to Borrower in connection herewith (a "Cash Management Service", or the "Cash Management Services"), Borrower may utilize up to an aggregate amount not to exceed (i) the lesser of the Revolving Committed Line or the Borrowing Base, minus (ii) the
                                                              -----
then outstanding principal balance of the Advances under the Revolving Facility, minus (iii) the face amount of all outstanding Letters of Credit (including
-----
drawn but unreimbursed Letters of Credit), minus (iv) the Foreign Exchange
                                           -----
Reserve; provided that the aggregate amount outstanding for Cash Management Services shall not exceed Eight

Hundred Fifty Thousand Dollars ($850,000) (the "Cash Management Sublimit"). Any amounts actually paid by Bank in respect of a Cash Management Service or Cash Management Services shall, when paid, constitute a Revolving Advance under this Agreement.

     3.   A new Section 2.1.3 is hereby added as follows:

          2.1.3  New Equipment Facility.
                 ----------------------

                 (a)     Equipment Advances. Subject to and upon the terms and
                         ------------------
conditions of this Agreement, Bank agrees, at any time from September 29, 1997, through the New Equipment Availability Date to make Equipment Advances under the New Equipment Facility to Borrower for New Eligible Equipment in an aggregate principal amount not to exceed the lesser of (i) the Committed New Equipment Line, or (ii) one hundred percent (100%) of the cost of such New Eligible Equipment. On the date of each Equipment Advance under the New Equipment Facility, Borrower shall provide invoices and other documents as requested by Bank, in form and content satisfactory to Bank, demonstrating that the Equipment Advances then outstanding under the New Equipment Facility (A) shall be used to finance or refinance, as the case may be, New Eligible Equipment, and (B) (i) shall not exceed one hundred percent (100%) of the cost of such New Eligible Equipment, excluding any and all installation, freight or warranty expenses or sales taxes and (ii) that no more than twenty-five percent (25%) of the value of such New Eligible Equipment for each such Advance under the New Equipment Facility is comprised of software licenses, leasehold improvements or other soft costs. Amounts borrower pursuant to this Section 2.1.3 may not be reborrowed once repaid.

                 (b)     Procedures. Whenever Borrower desires an Equipment
                         ----------
Advance, Borrower shall notify Bank by facsimile transmission or telephone no later than 3:00 p.m. California time, one (1) Business Day before the day on which the Equipment Advance is requested to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit B hereto. The notice shall be signed by a Responsible Officer and
   ---------
include a copy of the invoice for the New Eligible Equipment to be financed. Bank is authorized to make Equipment Advances under this Agreement, based upon instructions received from a Responsible Officer, or without instructions if in Bank's discretion such Equipment Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Equipment Advances made under this Section 2.1.3 to Borrower's deposit account.

                 (c)     Interest and Principal. Interest shall accrue from the
                         ----------------------
date of each Equipment Advance under the New Equipment Facility at the rate specified in Section 2.2(a), and shall be payable monthly on the Payment Date for each month through the month in which the New Equipment Availability Date falls. Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower's deposit accounts or against the Committed New Equipment Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder. All Equipment Advances under the New Equipment Facility that are outstanding on the New Equipment Availability Date will be payable in thirty-six (36) equal monthly installments of principal, plus accrued interest, on the Payment Date for each month through the New Equipment Facility Maturity Date.

                 (d)     Maturity. The New Equipment Facility shall terminate on
                         --------
the New Equipment Facility Maturity Date, at which time all Obligations owing under this Section 2.1.3 and all other amounts under this Agreement shall be immediately due and payable.

     4.   A new Section 2.1.4 is hereby added as follows:

          2.1.4  Overadvances. If, at any time or for any reason, the amount of
                 ------------
Obligations owed by Borrower to Bank pursuant to Section 2.1.2 of this Agreement is greater than (i) the lesser of the Revolving Committed Line or the Borrowing Base, minus (ii) the face amount of all outstanding Letters of Credit (including
      -----
drawn but unreimbursed Letters of Credit), minus (iii) the Foreign Exchange
                                           -----
Reserve, minus (iv) outstanding amounts for Cash Management Services, Borrower
         -----
shall immediately pay to Bank, in cash, the amount of such excess. If, at any time or for any reason, the amount of Obligations owed by Borrower to Bank pursuant to Section 2.1.3 of this Agreement is greater than the Committed New Equipment Line, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

     5. Section 2.2(a) is hereby amended and replaced in its entirety as follows:

          a.     Interest Rate.
                 -------------

                 (1)     Revolving Advances. Except as set forth in Section
                         ------------------
2.2(b), all Revolving Advances shall bear interest, on the average Daily Balance thereof, at a rate equal to one-tenth of one percentage point (0.10%) above the Prime Rate.

                 (2)     Equipment Advance under Equipment Facility. Except as
                         ------------------------------------------
set forth in Section 2.2(b), all Equipment Advances under the Equipment Facility shall bear interest, on the average Daily Balance thereof, at a rate equal to three-quarters of a percentage point (0.75%) above the Prime Rate.

                 (3)     Equipment Advance under the New Equipment Facility.
                         --------------------------------------------------
Except as set forth in Section 2.2(b), all Equipment Advances under the New Equipment Facility shall bear interest, on the average Daily Balance thereof, at a rate equal to the Prime Rate.

     6. The following new Sections 6.3(c) and 6.3 (d) are hereby added as follows:

          (c) Within twenty (20) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit E hereto, together with
                                                 ---------
aged listings of accounts receivable and accounts payable.

          (d) Bank shall have a right from time to time to audit Borrower's Accounts and Inventory at Borrower's reasonable expense; provided that, such audits shall not occur more often than every six (6) months unless an Event of Default has occurred and is continuing.

     7.   Sections 6.8 and 6.10 are hereby deleted in their entirety.

     8.   Section 6.9 is hereby amended and replaced in its entirety as follows:

          6.9    Liquidity Coverage. Borrower shall maintain, as of the last day
                 ------------------
of each calendar month, (a) the sum of (i) unrestricted cash and cash equivalents plus (ii) the amount of Revolving Advances able to be borrowed but
            ----
not borrowed under Section 2.1.2 divided by the outstanding balance of all
                                 ----------
Obligations Borrower owes to Bank, of at least (a) one and one-half (1.50) times the outstanding amount of Equipment Advances under Sections 2.1.1 and 2.1.3.

     9. Exhibits A, B, C and the Disbursement Request and Authorization are hereby replaced in their entirety with the attached Exhibits A, B, C and the Disbursement Request and Authorization.

     10.  Exhibit E attached hereto is hereby added.

     11. Borrower reaffirms all the terms and conditions in the Negative Pledge Agreement dated as of December 10, 1996.

     12. As a condition to the effectiveness of this Amendment, Borrower shall pay Bank a fee equal to Three Thousand Dollars ($3,000) plus all Bank Expenses (including reasonable attorneys' fees) incurred through the date of this Amendment, which fee and expenses become nonrefundable and fully earned on the date hereof.

     13. The obligation of Bank to make any further Advance pursuant to the terms of the Agreement, as amended hereby, is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

          a.  this Amendment, duly executed by the Borrower;

          b. Bank shall have received, in form and substance satisfactory to Bank, results of an audit of Borrower's Accounts;

          c. a certificate of secretary of the Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

          d.   payment of the fees and Bank Expenses then due as specified in
Section 12 hereof; and

          e. such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     14. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

     15. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

     16. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                    CROSSROADS SOFTWARE, INC.

                                    By:  /s/
                                         ---------------

                                    Title:  Controller/Treasurer
                                            --------------------

                                    SILICON VALLEY BANK

                                    By:  /s/
                                         ---------------

                                    Title:  Senior Vice President
                                            ---------------------

                                   EXHIBIT A
                                   ---------

     The Collateral shall consist of all right, title and interest of Borrower in and the following:

     (a) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     (b) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing;

     (c) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

     (d) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing;

     (e) All documents, cash, deposit accounts, securities, financial assets, investment properties, securities accounts, securities entitlements, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

     (f) All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

     (g) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

     Notwithstanding the foregoing, the filing on the patents, copyrights and trademarks described above is solely for the purpose of perfecting a security interest in the accounts receivable with respect to such collateral.

     Notwithstanding the foregoing, the term "Collateral" shall not include any general intangibles or contracts of Borrower (whether owned or held as licensee or lessee, or otherwise) to the extent that (i) such general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that.

such restriction shall be enforceable under applicable law) without the consent of the Licensor or lessor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided, however, that the foregoing grant
                                    --------  -------
of security interest shall extend to, and the term "Collateral" shall include,
(A) any general intangible which is an Account or a proceed of, or otherwise related to the enforcement or collection of, any Account or goods which are the subject of any Account, and (B) any and all proceeds of any general intangibles which are otherwise excluded to the extent that the assignment or encumbrance of such proceeds is not so restricted, and (C) upon obtaining the consent of any such licensor, lessor or other applicable party with respect to any such otherwise excluded general intangibles, such general intangibles as well as any and all proceeds thereof that might theretofore have been excluded from such grant of a security interest and the term "Collateral".

                                   EXHIBIT B

                  LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

             DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.

TO: CENTRAL CLIENT SERVICE DIVISION          DATE: ____________________

FAX#: (408) 496-2426                         TIME: ____________________

_______________________________________________________________________________

   FROM: Crossroads Software, Inc.
         --------------------------------------------------------------
                            CLIENT NAME (BORROWER)

   REQUESTED BY: ______________________________________________________
                           AUTHORIZED SIGNER'S NAME

   AUTHORIZED SIGNATURE: ______________________________________________

   PHONE NUMBER: ______________________________________________________

   FROM ACCOUNT # ______________  TO ACCOUNT # ________________________

   REQUESTED TRANSACTION TYPE                REQUEST DOLLAR AMOUNT
   --------------------------                ---------------------

   PRINCIPAL INCREASE (REVOLVING ADVANCE) $_________________________ PRINCIPAL INCREASE (EQUIPMENT ADVANCE) $_________________________
   PRINCIPAL PAYMENT (ONLY)                  $_________________________
   INTEREST PAYMENT (ONLY)                   $_________________________
   PRINCIPAL AND INTEREST (PAYMENT)          $_________________________

   OTHER INSTRUCTIONS: ________________________________________________
   ____________________________________________________________________

     All representations and warranties of Borrower stated in the Loan and Security Agreement are true, correct and complete in all material respects as of the date of the telephone request for and Advance confirmed by this Borrowing Certificate; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.
_______________________________________________________________________________

_______________________________________________________________________________

                                 BANK USE ONLY

   TELEPHONE REQUEST:
   -----------------

   The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

   _________________________________                _______________________
          Authorized Requester                             Phone #


   _________________________________                _______________________
          Received By (Bank)                               Phone #


                    _________________________________________
                          Authorized Signature (Bank)
_______________________________________________________________________________

                                   EXHIBIT C
                            COMPLIANCE CERTIFICATE


TO:       SILICON VALLEY BANK

FROM:     CROSSROADS SOFTWARE, INC.


     The undersigned authorized officer of Crossroads Software, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrow is in complete compliance for the period ending ______ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respect as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

 Please indicate compliance status by circling Yes/No under "Complies" column.

     Reporting Covenant               Required                        Complies
     ------------------               --------                        --------

     A/R and A/P Agings               Monthly within 20 days          Yes   No
     Monthly financial statements     Monthly within 30 days          Yes   No
     Borrowing Base Certificate       Monthly within 20 days          Yes   No
     Annual (CPA Audited)             FYE within 90 days              Yes   No

     Financial Covenant               Required           Actual       Complies
     ------------------               --------           ------       --------

     Maintain on a Monthly Basis:
     Liquidity Coverage*              1.50:1.00          ____:1.00    Yes   No

*(a) the sum of (i) unrestricted cash and cash equivalents plus (ii) the amount
                                                           ----
of Revolving Advances able to be borrowed but not borrowed under Section 2.1.2. divided by the outstanding balance of all Obligations Borrower owes to Bank, of
----------
at least (a) one and one-half (1.50) times the outstanding amount of Equipment Advances under Sections 2.1.1 and 2.1.3

                                                              _____________________________________________

Comments Regarding Exceptions: See Attached.                                    BANK USE ONLY

Sincerely,                                                       Received by: _____________________________
                                                                                   AUTHORIZED SIGNER
__________________________________________
SIGNATURE                                                        Date: ____________________________________

__________________________________________                       Verified: ________________________________
TITLE                                                                              AUTHORIZED SIGNER

__________________________________________                       Date: ____________________________________
DATE
                                                                 Compliance Status:             Yes   No
                                                              _____________________________________________

                                   EXHIBIT E
                          BORROWING BASE CERTIFICATE

_______________________________________________________________________________

Borrower: Crossroads Software, Inc.             Lender:   Silicon Valley Bank

Revolving Commitment Amount:    $1,500,000
_______________________________________________________________________________

ACCOUNTS RECEIVABLE
      1.       Accounts Receivable Book Value as of ____                                            $____________
      2.       Additions (please explain on reverse)                                                $____________
      3.       TOTAL ACCOUNTS RECEIVABLE                                                            $____________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
      4.       Amounts over 120 days due                                      $____________
      5.       Balance of 50% over 90 day accounts                            $____________
      6.       Concentration Limits                                           $____________
      7.       Foreign Accounts                                               $____________
      8.       Governmental Accounts                                          $____________
      9.       Contra Accounts                                                $____________
     10.       Promotion or Demo Accounts                                     $____________
     1l.       Intercompany/Employee Accounts                                 $____________
     12.       Other (please explain on reverse)                              $____________
     13.       TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                                 $____________
     14.       Eligible Accounts (#3 minus #13)                                                     $____________
     15.       LOAN VALUE OF ACCOUNTS (80% of #14)                                                  $____________

BALANCES
     16.       Maximum Loan Amount                                                                  $ ____________
     17.       Total Funds Available [Lesser of #16 or #15]                                         $____________
     18.       Present balance owing on Line of Credit                                              $____________
     19.       Outstanding under Sublimits ( )                                                      $____________
     20.       Outstanding under Sublimits (Outstanding Letters of Credit)                          $____________
     21.       Outstanding under Sublimits (Foreign Exchange Reserve)                               $____________
     22.       Outstanding under Sublimits (Outstanding Cash Management)                            $____________
     23.       RESERVE POSITION (#17 minus #18, #19, #20, #21 and #22)                              $____________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

                                                             __________________________
COMMENTS:                                                        BANK USE ONLY
                                                                 ---- --- ----

                                                                 Rec'd By:
CROSSROADS SOFTWARE, INC.
                                                                 ______________
By: ______________________________                                         Auth.
          Authorized Signer                                      Signer
                                                                  Date:
                                                                 _______________

                                                                 Verified:
                                                             __________________________

                    DISBURSEMENT REQUEST AND AUTHORIZATION

Borrower: Crossroads Software, Inc.                Bank: Silicon Valley Bank

===============================================================================

LOAN TYPE. This is a variable rate, revolving line of credit of a principal amount up to $1,500,000, with subfacilities of up to $850,000 for letters of credit, foreign exchange and cash management, and a new equipment facility in a principal amount up to $2,000,000.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for business.

SPECIFIC PURPOSE. The specific purpose of this loan is: Short Term Working Capital.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Bank's conditions for making the loan have been satisfied. Please disburse the loan proceeds as follows:

                                                       Revolving Line Equipment Line
                                                       -----------------------------
     Amount paid to Borrower directly:                 $___           $___
     Undisbursed Funds                                 $___           $___

     Principal                                         $___           $___

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

     Prepaid Finance Charges Paid in Cash:                 $___

          $ 3.000  Loan Fee
           ------
          $ TBD    Accounts Receivables Audit
           ----
          $ TBD    Letter of Credit Fees
           ----

     Other Charges Paid in Cash:                           $___
          $ TBD    UCC Search Fees
           ----
          $ TBD    UCC Filing Fees
           ----
          $ TBD    Outside Counsel Fees and Expenses (Estimate)
           ----

     Total Charges Paid in Cash                            $___

AUTOMATIC PAYMENTS. Borrower hereby authorizes Bank automatically to deduct from Borrower's account numbered ______ the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Bank shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Bank may voluntarily terminate Automatic Payments.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND
WARRANTS TO BANK THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND
THAT THERE HAS BEEN NO ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS
DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO BANK. THIS
AUTHORIZATION IS DATED AS OF SEPTEMBER 29, 1997.

BORROWER:

CROSSROADS SOFTWARE, INC.

_______________________________
Authorized Officer

===============================================================================